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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                   FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 1998




                             ARCADIA FINANCIAL LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-20526                   41-1664848
----------------------------    ------------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)


         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 942-9880
                                                     --------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                       1

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Item 5.  OTHER EVENTS.

     On October 28, 1996, the Board of Directors of Arcadia Financial Ltd. (the "Company") adopted the Arcadia Financial Ltd. Shareholder Rights Plan, as evidenced by the Rights Agreement, dated as of November 1, 1996 (the "Rights Agreement") between the Company and Norwest Bank Minnesota, N.A. Effective January 12, 1998, the Company's Board of Directors approved certain changes to the Rights Agreement, as evidenced by Amendment No. 1 to Rights Agreement, dated January 16, 1998 ("Amendment No. 1"). (The Rights Agreement, as amended by Amendment No. 1, is hereinafter called the "Amended Rights Agreement.") (All terms not otherwise defined below shall have the meanings ascribed to them in the Amended Rights Agreement.) The Amended Rights Agreement sets forth the description and the terms of the rights held by holders of the Company's common stock, par value $.01 per share (the "Common Stock"), to purchase one unit initially consisting of one one-hundredth of a share of Preferred Stock of the Company.

     Section 1(a) of the Amended Rights Agreement provides that any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 18% or more of the Common Stock then outstanding shall be an "Acquiring Person" for purposes of the Amended Rights Agreement.

     On September 30, 1998, the Company's Board of Directors resolved that it would be in the best interests of the Company and its shareholders to amend the Amended Rights Agreement to increase the 18% threshold in the definition of "Acquiring Person." Accordingly, on October 5, 1998, the Company executed Amendment No. 2 to Rights Agreement, dated October 5, 1998 ("Amendment 2"). Amendment No. 2 amended Section 1(a) of the Amended Rights Agreement to increase the percentage ownership threshold contained in the definition of "Acquiring Person" from 18% to 20%. The other provisions of the Amended Rights Agreement continue in full force as set forth therein and were not affected in any way by Amendment No. 2.

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     The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, which is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed with this report:

 Exhibit No.   Description
 -----------   -----------

     4.1 Amendment No. 2 to Rights Agreement, dated October 5, 1998, to Rights Agreement, dated as of November 1, 1996 between Arcadia Financial Ltd. and Norwest Bank Minnesota, N.A.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 8, 1998                    ARCADIA FINANCIAL LTD.


                                   By:  /s/ James D. Atkinson III
                                        ---------------------------------------
                                        James D. Atkinson III
                                        Senior Vice President